UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02151

BANCROFT FUND LTD.

(Exact name of registrant as specified in charter)

65 Madison Avenue, Morristown, New Jersey 07960-7308

(Address of principal executive offices) (Zip code)

Thomas H. Dinsmore

BANCROFT FUND LTD.

65 Madison Avenue

Morristown, New Jersey 07960-7308

(Name and address of agent for service)

Copy to:

Steven B. King, Esq.

Ballard Spahr LLP

1735 Market Street, 51st Floor

Philadelphia, PA 19103-7599

Registrant’s telephone number, including area code: (973) 631-1177

Date of fiscal year end:  October 31, 2015

Date of reporting period: April 30, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

Bancroft Fund Ltd.

2015 Semi-Annual Report

April 30, 2015

2015 Semi-Annual Report

April 30, 2015

Bancroft Fund Ltd. operates as a closed-end, diversified management investment company and invests primarily in convertible securities, with the objectives of providing income and the potential for capital appreciation; which objectives the Fund considers to be relatively equal, over the long-term, due to the nature of the securities in which it invests.

Highlights

Performance through April 30, 2015 with dividends reinvested

	Calendar		Annualized			10 Year
	YTD	1 Year	3 Years	5 Years	10 Years	Volatility *
Bancroft market price	7.26%	11.48%	12.84%	9.59%	7.99%	14.31%
Bancroft net asset value	3.77	7.75	11.81	9.25	7.09	12.57
Bank of America Merrill Lynch All U.S. Convertibles Index	3.78	8.95	14.43	10.85	8.38	12.41
Barclays Balanced US Convertibles Index	3.88	4.70	10.60	8.83	NA	NA
S&P 500® Index	1.92	12.95	16.71	14.30	8.31	15.03

Bank of America Merrill Lynch All U.S. Convertibles Index and S&P 500® Index performance in the table above are from the Bloomberg L.P. pricing service. Barclays Balanced U.S. Convertibles Index performance is from Barclays Capital.

Bancroft’s net asset value performance in the table above has not been adjusted for expenses or for the 2008 tender offer (the anti-dilutive effect was 0.85%). Performance data represents past results and does not reflect future performance.

* Volatility is a measure of risk based on the standard deviation of the return. The greater the volatility, the greater the chance of a profit or risk of a loss.

Quarterly History of NAV and Market Price (NYSE MKT symbol: BCV)

	Net Asset Values			Market Prices
Qtr. Ended	High	Low	Close	High	Low	Close
7/31/14	$24.19	$23.07	$23.48	$20.34	$19.70	$20.00
10/31/14	24.21	22.08	23.59	20.59	18.28	20.09
1/31/15	23.95	23.05	23.44	20.32	19.77	19.95
4/30/15	24.75	23.52	24.29	21.56	19.92	21.26

Dividend Distributions (12 Months)

Record	Payment		Capital	Return of
Date	Date	Income	Gains	Capital	Total
6/13/14	6/27/14	$0.120	—	—	$0.120
9/11/14	9/25/14	0.120	—	—	0.120
11/28/14	12/29/14	0.142	—	—	0.142
3/12/15	3/26/15	0.198	—	$0.052	0.250
		$0.580	—	$0.052	$0.632

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To Our Shareholders

June 15, 2015

Bancroft Fund Ltd. continues to perform very well. The Fund remains fully invested with convertible securities making up over 97% of its net assets. We continue to believe that the convertible securities market remains a strong source of investments in an equity strategy that takes advantage of the convertible optionality imbedded in debt or preferred shares. Historically this approach has provided higher yields and reduced volatility as compared to the purchase of the underlying equity securities, with a significant growth component.

The Fund’s share repurchase program and minimum distribution plan referred to below were implemented to improve the trading of the Fund’s shares. The Board of Trustees remains committed to these programs. As you can see from the performance table on the opposite page of this letter, the market price of the shares has shown better performance than the net asset value. We believe these actions contributed significantly to this difference in performance. Also, as can be seen from this table, the Fund’s shares and NAV outperformed the Barclays Balanced U.S. Convertible Index for the one-, three- and five-year periods ended April 30, 2015.

Bancroft’s net assets at April 30, 2015 consisted of 69.9% cash-pay convertible bonds and notes, 14.8% mandatory convertible issues, 13.0% convertible preferred stock, and 1.0% common stock. On that date, the bonds had an average current annual yield of 2.11%; the mandatory convertible securities, 5.26%; the preferred shares, 6.17%; and the common shares, 2.19%. The Fund’s convertible securities holdings at April 30, 2015 had a median premium-to-conversion value of 20.3%. We calculate that equities and equity-sensitive convertible issues at that date made up 41% of the Fund’s portfolio, with credit-sensitive issues accounting for 17% of the Fund’s portfolio, and total-return convertible issues at 42%.

Performance for Bancroft’s second fiscal quarter ended April 30, 2015 was enhanced by exposure to the Health Care and Consumer Discretionary sectors. Performance was held back, however, by the Fund’s exposure to the Energy and Materials sectors. The Fund’s largest sector exposures as of April 30, 2015 were in Information Technology (30.9%), Financials (19.1%), and Health Care (20.9%).

Barclays has measured the convertible securities market as of April 30, 2015 at $226 billion with 512 issues outstanding, consisting of 54% equity sensitive issues, 33% total return issues, 12% credit sensitive issues and 1% distressed issues by market capitalization. Investment grade issues made up 20% of the market with 35% rated below investment grade. The remaining issues were not rated. The top three sectors with convertible securities outstanding include Information Technology at 28.3%, Health Care at 19.9% and Financials at 17.2%.

As previously reported, the Board of Trustees of the Fund authorized a share repurchase program of up to 7% of the outstanding shares of the Fund as well as a 5% minimum distribution policy as a way to address what the Trustees believe to be an undervaluation of the Fund’s shares. As of June 15, 2015, the Fund has purchased 138,280 shares (approximately 2.64% of the number of outstanding shares at the start of the program).

continued on the following page

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To Our Shareholders (continued)

The results of the 2015 annual meeting of shareholders are shown in the Miscellaneous Notes section of this report. We thank you for your participation and support. At its May meeting, the Board of Trustees of the Fund declared a distribution of $0.254 per share, consisting of net investment income of $0.116 and a return of capital of $0.138. The distribution is payable on June 25, 2015 to shareholders of record on June 11, 2015.

Portfolio Managers:

Thomas H. Dinsmore

Jane D. O’Keeffe

James A. Dinsmore

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Largest Investment Holdings by underlying common stock

	Value (Note 1)	% Total Net Assets

Gilead Sciences, Inc.	$3,532,004	2.8%
Gilead Sciences is a research-based biopharmaceutical company that discovers, develops and commercializes medicines. Gilead’s primary areas of focus include human immunodeficiency virus (HIV)/AIDS, liver diseases, and cardiovascular/metabolic and respiratory conditions.

Mylan Inc.	2,707,188	2.2
Mylan and its subsidiaries comprise a global pharmaceutical company that develops, licenses, manufactures, markets and distributes generic, brand and branded generic pharmaceutical products and active pharmaceutical ingredients (API).

Micron Technology, Inc.	2,555,156	2.0
Micron is a global manufacturer and marketer of semiconductor devices, principally NAND Flash, DRAM and NOR Flash memory, as well as other memory technologies, packaging solutions and semiconductor systems for use in computing, consumer, networking, automotive, industrial, embedded and mobile products.

Wells Fargo &TCo.	2,437,500	2.0
Wells Fargo is a diversified financial services company, providing retail, commercial and corporate banking services through banking stores located in 39 states and the District of Columbia.

Equinix, Inc.	2,376,094	1.9
Equinix provides core Internet exchange services to networks, Internet infrastructure companies, enterprises and content providers.

NextEra Energy, Inc.	2,275,600	1.8
NextEra is an electric power company that has over 42,000 megawatts of generating capacity in 26 states in the United States and four provinces in Canada. It also purchases electric power for resale to its customers and provides risk management services related to power and gas consumption for a limited number of customers.

Hawaiian Holdings, Inc.	2,226,094	1.8
Hawaiian Holdings is a holding company whose primary asset is the sole ownership of all issued and outstanding shares of common stock of Hawaiian Airlines, Inc., which is engaged in the scheduled air transportation of passengers and cargo amongst the Hawaiian Islands, between the islands and certain cities in the United States, and between the islands and the South Pacific, Australia and Asia.

Jarden Corp.	2,116,687	1.7
Jarden provides a broad range of consumer products through product segments that include Outdoor Solutions, Consumer Solutions and Branded Consumables. The company sells branded products through a variety of distribution channels, including club, department store, drug, grocery, mass merchant, sporting goods and specialty retailers, as well as direct to consumers.

Total	$20,226,323	16.2%

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Major Industry Exposure

% Total
Net Assets
Software	11.0%
Biotechnology	10.1
Real Estate Investment Trusts	8.1
Semiconductors & Semiconductor Equipment	7.5
Pharmaceuticals	6.6
Internet Software & Services	5.9
Commercial Banks	3.3
Communications Equipment	3.3
Oil, Gas & Consumable Fuels	2.8
Food Products	2.7

Total	61.3%

Major Portfolio Changes by underlying common stock

Six months ended April 30, 2015

Additions	Reductions

Actavis plc	Allscripts Healthcare Solutions, Inc.

ANI Pharmaceuticals, Inc.	American Realty Capital Properties, Inc.

Blucora, Inc.	Bristow Group Inc.

Cheniere Energy, Inc.	Cardtronics, Inc.

Global Eagle Entertainment Inc.	Chart Industries, Inc.

Horizon Pharma plc	Chiquita Brands International

IGI Laboratories, Inc.	Cubist Pharmaceuticals, Inc.

inContact, Inc.	FXCM Inc.

Isis Pharmaceuticals, Inc.	Genesee & Wyoming, Inc.

Jazz Pharmaceuticals plc	Kaiser Aluminum Corp.

Kindred Healthcare, Inc.	RTI International Metals, Inc.

Oclaro, Inc.	Salix Pharmaceuticals, Ltd.

PROS Holdings, Inc.	Ship Finance International Ltd.

Quidel Corp.	Take-Two Interactive Software, Inc.

The Medicines Co.	United Technologies Corp.

T-Mobile US, Inc.	Xilinx, Inc.

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Portfolio of Investments April 30, 2015 (unaudited)

	Principal	Value
	Amount	(Note 1)

Convertible Bonds and Notes - 69.9%

Air Freight & Logistics - 0.1%
Echo Global Logistics, Inc., 2.50%, Due 5/1/20	$125,000	$128,288

Airlines - 1.8%
Hawaiian Holdings, Inc., 5.00%, Due 3/15/16	750,000	2,226,094

Automobiles - 0.4%
Tesla Motors, Inc., 1.25%, Due 3/1/21	500,000	464,062

Biotechnology - 8.7%
Array BioPharma Inc., 3.00%, Due 6/1/20	250,000	287,188
Cepheid, 1.25%, Due 2/1/21	800,000	886,000
Emergent BioSolutions Inc., 2.875%, Due 1/15/21	800,000	946,000
Exelixis, Inc., 4.25%, Due 8/15/19	500,000	387,188
Gilead Sciences, Inc., 1.625%, Due 5/1/16	800,000	3,532,004
Incyte Corp., 1.25%, Due 11/15/20	1,000,000	1,961,250
Isis Pharmaceuticals, Inc., 1.00%, Due 11/15/21 (1)	1,000,000	1,086,250
OPKO Health Inc., 3.00%, Due 2/1/33	200,000	407,500
Regeneron Pharmaceuticals, Inc., 1.875%, Due 10/1/16	250,000	1,359,844
		10,853,224

Capital Markets - 1.2%
BlackRock Capital Investment Corp., 5.50%, Due 2/15/18	1,500,000	1,554,375

Communications Equipment - 3.3%
Brocade Communications Systems, Inc., 1.375%, Due 1/1/20 (1)	500,000	519,062
Infinera Corp., 1.75%, Due 6/1/18	1,000,000	1,594,375
InterDigital, Inc., 2.50%, Due 3/15/16	1,250,000	1,385,156
Oclaro, Inc., 6.00%, Due 2/15/20 (1)	500,000	602,812
		4,101,405

Consumer Finance - 1.1%
Encore Capital Group, Inc., 3.00%, Due 7/1/20	1,250,000	1,331,250

Diversified Consumer Services - 1.0%
Carriage Services, Inc., 2.75%, Due 3/15/21	1,000,000	1,196,255

Diversified Telecommunication Services - 1.3%
Alaska Communications Systems Group Inc., 6.25%, Due 5/1/18	1,000,000	1,005,625
inContact, Inc., 2.50%, Due 4/1/22 (1)	575,000	580,750
		1,586,375

Electrical Equipment - 0.8%
SolarCity Corp., 2.75%, Due 11/1/18	500,000	577,812
SolarCity Corp., 1.625%, Due 11/1/19	500,000	491,875
		1,069,687

Electronic Equipment & Instruments - 1.2%
InvenSense, Inc., 1.75%, Due 11/1/18	1,500,000	1,453,125

Energy Equipment & Services - 0.7%
Hornbeck Offshore Services, Inc., 1.50%, Due 9/1/19	1,000,000	846,300

Health Care Equipment & Supplies - 0.8%
Quidel Corp., 3.25%, Due 12/15/20	500,000	515,625
Trinity Biotech Investment Ltd., 4.00%, Due 4/1/45 (1)	500,000	521,250
		1,036,875

Health Care Providers & Services - 1.5%
Molina Healthcare Inc., 1.125%, Due 1/15/20	1,250,000	1,917,188

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Portfolio of Investments April 30, 2015 (continued)

	Principal	Value
	Amount	(Note 1)

Convertible Bonds and Notes - continued

Household Durables - 1.7%
Jarden Corp., 1.875%, Due 9/15/18	$750,000	$1,247,812
Jarden Corp., 1.125%, Due 3/15/34	750,000	868,875
		2,116,687

Internet & Catalog Retail - 1.7%
The Priceline Group Inc., 1.00%, Due 3/15/18	1,500,000	2,107,500

Internet Software & Services - 5.9%
Blucora, Inc., 4.25%, Due 4/1/19 (1)	1,500,000	1,414,688
Equinix Inc., 4.75%, Due 6/15/16	750,000	2,376,094
Monster Worldwide, Inc., 3.50%, Due 10/15/19 (1)	625,000	811,719
Twitter, Inc., 1.00%, Due 9/15/21 (1)	1,000,000	911,250
Web.com Group, Inc., 1.00%, Due 8/15/18	1,375,000	1,267,578
Yahoo! Inc., Due 12/1/18 (2)	500,000	532,188
		7,313,517

IT Services - 1.3%
CSG Systems International, Inc., 3.00%, Due 3/1/17	1,250,000	1,642,188

Life Sciences Tools & Services - 0.9%
Illumina, Inc., 0.25%, Due 3/15/16	500,000	1,103,440

Media - 1.7%
Global Eagle Entertainment Inc., 2.75%, Due 2/15/35	1,125,000	1,099,688
Liberty Media Corp., 1.375%, Due 10/15/23	1,000,000	1,006,250
		2,105,938

Metals & Mining - 1.2%
A.M. Castle & Co., 7.00%, Due 12/15/17	400,000	284,000
Royal Gold, Inc., 2.875%, Due 6/15/19	600,000	627,750
RTI International Metals, Inc., 1.625%, Due 10/15/19	500,000	595,000
		1,506,750

Oil, Gas & Consumable Fuels - 1.6%
Cheniere Energy, Inc., 4.25%, Due 3/15/45	1,500,000	1,207,200
Clean Energy Fuels Corp., 5.25%, Due 10/1/18	500,000	437,500
Goodrich Petroleum Corp., 5.00%, Due 10/1/32	518,000	308,210
		1,952,910
Personal Products - 0.5%
IGI Laboratories, Inc., 3.75%, Due 12/15/19 (1)	750,000	631,406

Pharmaceuticals - 5.0%
ANI Pharmaceuticals, Inc., 3.00%, Due 12/1/19	500,000	569,375
Depomed, Inc., 2.50%, Due 9/1/21	300,000	422,812
Horizon Pharma Investment Ltd., 2.50%, Due 3/15/22 (1) (cv. into Horizon Pharma plc ordinary shares)	750,000	934,688
Jazz Investments I Ltd., 1.875%, Due 8/15/21 (1) (cv. into Jazz Pharmaceuticals plc ordinary shares)	710,000	852,000
Mylan Inc., 3.75%, Due 9/15/15	500,000	2,707,188
The Medicines Co., 2.50%, Due 1/15/22 (1)	750,000	785,625
		6,271,688

Real Estate Investment Trusts - 2.4%
Colony Financial, Inc., 5.00%, Due 4/15/23	1,000,000	1,145,625
IAS Operating Partnership LP, 5.00%, Due 3/15/18 (exchangeable for Invesco Mortgage Capital Inc. common stock)	1,000,000	966,250
RAIT Financial Trust, 4.00%, Due 10/1/33	500,000	427,188
Spirit Realty Capital, Inc., 3.75%, Due 5/15/21	500,000	496,252
		3,035,315

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Portfolio of Investments April 30, 2015 (continued)

	Principal	Value
	Amount	(Note 1)

Convertible Bonds and Notes - continued

Real Estate Management & Development - 0.9%
Forest City Enterprises, Inc., 3.625%, Due 8/15/20	$1,000,000	$1,130,625

Semiconductors & Semiconductor Equipment - 7.5%
GT Advanced Technologies Inc., 3.00%, Due 12/15/20 (3)	750,000	283,125
JinkoSolar Holding Co., Ltd., 4.00%, Due 2/1/19	500,000	483,438
Microchip Technology Inc., 1.625%, Due 2/15/25 (1)	500,000	513,750
Micron Technology, Inc., 3.00%, Due 11/15/43	2,250,000	2,555,156
NVIDIA Corp., 1.00%, Due 12/1/18	1,250,000	1,534,375
Photronics, Inc., 3.25%, Due 4/1/16	500,000	524,688
Spansion LLC, 2.00%, Due 9/1/20	300,000	708,000
SunEdison, Inc., 2.375%, Due 4/15/22 (1)	1,000,000	1,219,375
SunPower Corp., 0.875%, Due 6/1/21	1,500,000	1,529,062
		9,350,969

Software - 11.0%
Bottomline Technologies, Inc., 1.50%, Due 12/1/17	1,000,000	1,098,125
EnerNOC, Inc., 2.25%, Due 8/15/19 (1)	1,000,000	749,375
Mentor Graphics Corp., 4.00%, Due 4/1/31	1,500,000	1,888,125
MercadoLibre, Inc., 2.25%, Due 7/1/19	500,000	642,812
Nuance Communications, Inc., 2.75%, Due 11/1/31	1,500,000	1,502,812
Proofpoint, Inc., 1.25%, Due 12/15/18	1,000,000	1,491,250
PROS Holdings, Inc., 2.00%, Due 12/1/19 (1)	1,000,000	989,375
Red Hat, Inc., 0.25%, Due 10/1/19	725,000	890,844
Synchronoss Technologies, Inc., 0.75%, Due 8/15/19	750,000	869,062
Take-Two Interactive Software, Inc., 1.75%, Due 12/1/16	500,000	667,812
TeleCommunication Systems, Inc., 7.75%, Due 6/30/18	1,000,000	985,000
TiVo Inc., 2.00%, Due 10/1/21	500,000	481,875
Verint Systems Inc., 1.50%, Due 6/1/21	1,250,000	1,463,281
		13,719,748

Technology, Hardware & Storage - 0.8%
SanDisk Corp., 0.50%, Due 10/15/20	500,000	516,875
Violin Memory, Inc., 4.25%, Due 10/1/19	500,000	465,625
		982,500

Textiles, Apparel & Luxury Goods - 1.1%
Iconix Brand Group, Inc., 2.50%, Due 6/1/16	750,000	780,000
Iconix Brand Group, Inc., 1.50%, Due 3/15/18	560,000	580,300
		1,360,300

Trading Companies & Distributors - 0.8%
Kaman Corp., 3.25%, Due 11/15/17	750,000	982,969

Total Convertible Bonds and Notes		87,078,953

Convertible Preferred Stock - 13.0%	Shares

Chemicals - 0.0%
A. Schulman, Inc., 6.00%	50	51,812

Commercial Banks - 3.3%
Huntington Bancshares, Inc., 8.50%	1,250	1,703,125
Wells Fargo & Co., 7.50%	2,000	2,437,500
		4,140,625

Diversified Financial Services - 1.7%
Bank of America Corp., 7.25%	1,800	2,086,200

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Portfolio of Investments April 30, 2015 (continued)

		Value
	Shares	(Note 1)

Convertible Preferred Stock - continued

Food Products - 1.5%
Bunge Ltd., 4.875%	7,500	$808,800
Post Holdings, Inc., 3.75% (1)	10,000	1,068,800
		1,877,600

Machinery - 1.0%
Stanley Black & Decker, Inc., 6.25%	10,000	1,155,000

Oil, Gas & Consumable Fuels - 1.2%
Chesapeake Energy Corp., 5.75%	1,550	1,377,423
Halcon Resources Corp., 5.75%	500	147,500
		1,524,923

Real Estate Investment Trusts - 2.7%
American Tower Corp., 5.50%, Due 2/15/18	20,000	2,052,000
Health Care REIT, Inc., 6.50%	20,000	1,275,000
		3,327,000

Specialty Retail - 0.6%
Amerivon Holdings LLC, 4.00%, (1,4,5)	666,024	763,666
Amerivon Holdings LLC, common equity units, (1,4,5)	272,728	16,364
		780,030

Thrift & Mortgage Finance - 1.0%
New York Community Capital Trust V, 6.00%	24,000	1,198,800

Total Convertible Preferred Stock		16,141,990

Mandatory Convertible Securities - 14.8% (6)

Aerospace & Defense - 1.0%
United Technologies Corp., 7.50%, Due 8/1/15	20,000	1,176,400

Automobiles - 0.5%
Fiat Chrysler Automobiles N.V., 7.875%, Due 12/15/16	5,000	637,700

Biotechnology - 1.4%
AmSurg Corp., 5.25%, Due 7/1/17	14,000	1,764,140

Electric Utilities - 1.8%
NextEra Energy, Inc., 5.799%, Due 9/1/16	40,000	2,275,600

Food Products - 1.2%
Post Holdings, Inc., 5.25%, Due 6/1/17	2,500	237,576
Tyson Foods, Inc., 4.75%, Due 7/15/17	25,000	1,229,750
		1,467,326

Health Care Providers & Services - 0.9%
Kindred Healthcare, Inc., 7.50%, Due 11/19/17	1,000	1,147,250

Insurance - 0.8%
Maiden Holdings, Ltd., 7.25%, Due 9/15/16	20,000	1,039,400

Multi-Utilities - 1.1%
Dominion Resources, Inc., 6.125%, Due 4/1/16	12,500	708,375
Dominion Resources, Inc., 6.00%, Due 7/1/16	12,500	712,000
		1,420,375

Pharmaceuticals - 1.6%
Actavis plc, 5.50%, Due 3/1/18	2,000	2,001,320

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Portfolio of Investments April 30, 2015 (continued)

		Value
	Shares	(Note 1)
Mandatory Convertible Securities - continued

Real Estate Investment Trusts - 3.0%
Crown Castle International Corp., 4.50%, Due 11/1/16	20,000	$2,094,000
Weyerhaeuser Co., 6.375%, Due 7/1/16	30,000	1,603,800
		3,697,800

Wireless Telecommunication Services - 1.5%
T-Mobile US, Inc., 5.50%, Due 12/15/17	30,000	1,870,500

Total Mandatory Convertible Securities (6)		18,497,811

Common Stock - 1.0%

Insurance - 1.0%
AmTrust Financial Services, Inc.	10,055	597,971
MetLife, Inc.	12,680	650,357
		1,248,328
Total Convertible Bonds and Notes - 69.9%		$87,078,953
Total Convertible Preferred Stock - 13.0%		16,141,990
Total Mandatory Convertible Securities - 14.8%		18,497,811
Total Common Stock - 1.0%		1,248,328
Total Investments - 98.7%		122,967,082

Other Assets and Liabilites, Net - 1.3%		1,653,390
Total Net Assets - 100.0%		$124,620,472

(1)	Security not registered under the Securities Act of 1933, as amended (the “Securities Act”) (e.g., the security was purchased in a Rule 144A or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the Securities Act, typically to qualified institutional buyers. The Fund generally has no rights to demand registration of such securities. The aggregate market value of these unregistered securities at April 30, 2015 was $14,972,205, which represented 12.0% of the Fund’s net assets.

(2)	Non-income producing.

(3)	Company filed for bankruptcy and is in default (Note 5).

(4)	Investment is valued at fair value as determined in good faith pursuant to procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. The fair value of these securities amounted to $780,030 at April 30, 2015, which represented 0.6% of the Fund’s net assets.

(5)	Restricted securities include securities that have not been registered under the Securities Act, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

As of April 30, 2015, the Fund was invested in the following restricted securities:

				Price		% Net
Security	Acquisition Date	Shares	Cost	per Share	Value	Assets
Amerivon Holdings LLC	April 1, 2010	666,024	$1,500,000	$1.147	$763,666	0.61%
series A cv. pfd.
Amerivon Holdings LLC	April 1, 2010	272,728	0	0.060	16,364	0.01%
common equity units

(6)	Mandatory Convertible Securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder.

S e e     a c c o m p a n y i n g     n o t e s    t o    f i n a n c i a l     s t a t e m e n t s

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Statement of Assets and Liabilities (unaudited)

April 30, 2015
Assets:
Investments at value (cost $105,579,191) (Note 1)	$122,967,082
Cash	1,355,064
Dividends and interest receivable	581,399
Prepaid insurance	29,392
Total assets	124,932,937
Liabilities:
Payable for securities purchased	175,000
Accrued management fee (Note 2)	78,585
Other liabilities	58,880
Total liabilities	312,465

Net Assets	$124,620,472

Net assets consist of:
Capital shares (unlimited shares of $001 par value authorized) (Note 3)	$51,313
Additional paid-in capital	106,429,507
Accumulated net investment income loss	(4,892,891)
Accumulated net realized gain from investment transactions	5,644,652
Unrealized appreciation on investments	17,387,891

Net Assets	$124,620,472

Net asset value per share ($124,620,472 ÷ 5,131,256 outstanding shares)	$24.29

Statement of Operations (unaudited)

For the Six Months Ended April 30, 2015

Investment Income (Note 1):
Interest	$190,101
Dividends	888,360
Total income	1,078,461
Expenses (Note 2):
Management fees	448,888
Custodian	7,800
Transfer agent	17,000
Legal fees	46,250
Audit fees	21,850
Trustees’ fees	45,000
Administrative services fees	32,032
Reports to shareholders	16,000
Insurance	14,568
Other	30,923
Total expenses	680,311
Net Investment Income	398,150
Realized and Unrealized Gain on Investments:
Net realized gain from investment transactions	3,054,986
Net unrealized appreciation of investments	1,831,342
Net gain on investments	4,886,328
Net Increase in Net Assets Resulting from Operations	$5,284,478

S e e      a c c o m p a n y i n g      n o t e s       t o       f i n a n c i a l      s t a t e m e n t s

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Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30, 2015(a)	October 31, 2014
Operations:
Net investment income	$398,150	$1,072,177
Net realized gain on investments	3,054,986	12,839,201
Net change in unrealized appreciation on investments	1,831,342	(3,663,666)
Increase in net assets resulting from operations	5,284,478	10,247,712
Distributions to Shareholders:
Net investment income	(1,770,055)	(2,963,026)
Return of capital	(269,363)	—
Decrease in net assets from distributions	(2,039,418)	(2,963,026)
Capital Share Transactions (Note 3):
Value of shares issued on reinvestment of distributions	294,623	530,096
Cost of shares purchased	(2,586,614)	(2,968,847)
Change in net assets from capital share tranactions	(2,291,991)	(2,438,751)
Total Increase in Net Assets	953,069	4,845,935
Net assets at beginning of period	123,667,403	118,821,468
Net assets at end of period (including accumulated net investment income loss of ($4,892,891) and ($3,251,624), respectively)	$124,620,472	$123,667,403

Financial Highlights Selected data for a share of beneficial interest outstanding

	Six Months
	Ended
	April 30,	Years Ended October 31,
	2015 (a)	2014	2013	2012	2011	2010
Operating Performance:
Net asset value, beginning of period	$23.59	$22.13	$19.15	$18.48	$18.85	$16.57
Net investment income	0.08	0.19	0.25	0.48	0.48	0.67
Net realized and unrealized gain (loss)	1.01	1.74	3.31	0.75	(0.25)	2.32
Total from investment operations	1.09	1.93	3.56	1.23	0.23	2.99
Less Distributions:
Dividends from net investment income	(0.34)	(0.56)	(0.56)	(0.55)	(0.60)	(0.71)
Distributions from net realized gains	—	—	—	—	—	—
Return of capital	(0.05)	—	—	—	—	—
Total distributions	(0.39)	(0.56)	(0.56)	(0.55)	(0.60)	(0.71)
Capital Share Transactions:
Anti-dilutive effect of share repurchases	—	0.11	— (b)	—	—	—
Dilutive effect of dividend reinvestment	—	(0.02)	(0.02)	(0.01)	— (b)	— (b)
Net asset value, end of period	$24.29	$23.59	$22.13	$19.15	$18.48	$18.85
Market value, end of period	$21.26	$20.09	$18.42	$16.45	$15.85	$16.43

Total Return (c):
Total Market Value Return (%)	7.85	12.25	15.64	7.36	0.01	20.90
Total Net Asset Value Return (%)	4.94	9.71	19.35	7.20	1.63	19.10

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$124,620	$123,667	$118,821	$102,316	$98,208	$99,563
Ratio of expenses to average net assets (%)	1.1 (d)	1.1	1.1	1.1	1.1	1.2
Ratio of net investment income to average net assets (%)	0.7 (d)	1.0	1.2	2.6	2.5	3.3
Portfolio turnover rate (%)	19	43	51	44	43	65

(a)	Unaudited.
(b)	Amount less than $0.01.
(c)	Market value total return is calculated assuming a purchase of Fund shares on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Automatic Dividend Investment and Cash Payment Plan. Net asset value total return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.
(d)	Annualized.

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Notes to Financial Statements (unaudited)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

(a) Organization - Bancroft Fund Ltd. (the “Fund”), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

(b) Indemnification - Under the Fund’s organizational documents, each trustee, officer or other agent of the Fund (including the Fund’s investment adviser) is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification is considered remote.

(c) Security Valuation - Investments in securities traded on a national securities exchange are valued at market price using the last reported sales price, supplied by an independent pricing service, as of the close of regular trading. Listed securities, for which no sales were reported, are valued at the mean between closing reported bid and asked prices as of the close of regular trading. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and asked prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Securities for which quotations are not readily available, restricted securities and other assets are valued at fair value as determined in good faith pursuant to procedures approved by the Board of Trustees. Short-term debt securities with original maturities of 60 days or less are valued at amortized cost.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted unadjusted prices for identical instruments in active markets.

Level 2 - Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-driven valuation in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary sub- stantially over time or among brokered market makers, and those received from an independent pricing service.

Level 3 - Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price an asset or liability based on the best available information.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The net change in unrealized appreciation from Level 3 investments held as of April 30, 2015 was $61 and is included in net unrealized appreciation of investments on the Statement of Operations. Transfers into or out of Level 3 are valued utilizing values as of the end of the period.

The following is a reconciliation of assets for which Level 3 inputs were used in determining value:

Description	Investments in Securities
Balance as of October 31, 2014	$779,969
Proceeds from sales	—
Gain/loss	—
Change in unrealized appreciation (depreciation)	61
Net transfers in/out of Level 3	—
Balance as of April 30, 2015	$780,030

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Notes to Financial Statements (continued)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

The following is a summary of the inputs used to value the net assets of Bancroft Fund Ltd. as of April 30, 2015:

	Level 1	Level 2	Level 3	Total
Investments in Securities:
Common Stock	$1,248,328	$—	$—	$1,248,328
Convertible Bonds and Notes	—	87,078,953	—	87,078,953

Convertible Preferred Stock:
Consumer Discretionary	—	—	780,030	780,030
Consumer Staples	—	1,877,600	—	1,877,600
Energy	—	1,524,923	—	1,524,923
Financials	—	10,752,625	—	10,752,625
Industrials	—	1,155,000	—	1,155,000
Materials	—	51,812	—	51,812
Total Convertible Preferred Stock	—	15,361,960	780,030	16,141,990

Mandatory Convertible Securities	—	18,497,811	—	18,497,811

Total Investments	$1,248,328	$120,938,724	$780,030	$122,967,082

Refer to the Fund’s Portfolio of Investments for a detailed breakdown of Common Stock, Convertible Bonds and Notes, Convertible Preferred Stock and Mandatory Convertible Securities. Transfers between levels are recognized at April 30, 2015, the end of the reporting period. The Fund recognized no transfers to or from Level 1 to Level 2.

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of April 30, 2015:

	Fair Value	Valuation	Unobservable	Impact to Valuation from
	April 30, 2015	Methodologies	Input (1)	an Increase in Input (2)
Amerivon Holdings LLC series A cv. pfd. and common equity units	$780,030	Market Comparables/ Sum of the Parts Valuation/ Dividend Analysis	Liquidity Discount	Increase

(1) In determining certain of these inputs, management evaluates a variety of factors including economic conditions, industry and market developments, market valuations of comparable companies and company specific developments.

(2) This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

(d) Federal Income Taxes - The Fund’s policy is to distribute substantially all of its taxable income within the prescribed time and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income or excise taxes is believed necessary.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by taxing authorities. Management of the Fund has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011-2013), or expected to be taken in the Fund’s 2014 tax returns. The Fund is not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits will significantly change in the next six months. The major tax authority for the Fund is the Internal Revenue Service.

(e) Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis, including accretion of discounts and amortization of non-equity premium.

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Notes to Financial Statements (continued)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

(f) Distributions to Shareholders - Distributions to shareholders from net investment income are recorded by the Fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid annually.

The amount and character of income and capital gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The tax character of distributions paid during the fiscal years ended October 31, 2014 and 2013 were as follows:

	2014	2013
Ordinary income	$2,963,026	$2,976,572
Net realized gain on investments	—	—
	$2,963,026	$2,976,572

At April 30, 2015, the components of distributable earnings and federal tax cost were as follows:

Unrealized appreciation	$19,899,052
Unrealized depreciation	(4,278,625)
Net unrealized appreciation	15,620,427

Cost for federal income tax purposes	$107,346,655

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to differing methods of recognizing interest and ordinary income on bonds and notes for tax purposes.

(g) Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(h) Regulated Investment Company Modernization Act - On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Modernization Act) was signed into law. The Modernization Act modernizes several of the federal income and excise tax provisions related to regulated investment companies (“RICs”).

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

(i) Market Risk - It is the Fund’s policy to invest at least 65% of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, the Fund’s mandatory convertible securities include features which render them more sensitive to price changes of their underlying securities. Thus, they expose the Fund to greater downside risk than traditional convertible securities but generally less than that of the underlying common stock. The market value of those securities was $18,497,811 at April 30, 2015, representing approximately 14.8% of net assets.

NOTE 2 - MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with Dinsmore Capital Management Co. (“Dinsmore Capital”). Pursuant to the investment advisory agreement, Dinsmore Capital provides the Fund with investment advice, office space and facilities. Under the terms of the investment advisory agreement, the Fund pays Dinsmore Capital on the last day of each month an advisory fee for such month computed at an annual rate of 0.75% of the first $100,000,000 and 0.50% of the excess over $100,000,000 of the Fund’s net asset value in such month.

The Fund, pursuant to an administrative services agreement with Dinsmore Capital, has agreed to pay Dinsmore Capital for certain accounting and other administrative services provided to the Fund. Under the administrative services agreement, the Fund pays Dinsmore Capital on the last day of each month a fee for such month computed at an annual rate of 0.05% of the Fund’s net asset value in such month.

Certain officers and trustees of the Fund are officers and directors of Dinsmore Capital.

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Notes to Financial Statements (continued)

NOTE 3 - PORTFOLIO ACTIVITY

At April 30, 2015, there were 5,131,256 shares of beneficial interest outstanding, with a par value of $0.01 per share. During the six months ended April 30, 2015, 14,629 shares were issued in connection with reinvestment of dividends from net investment income, resulting in an increase in paid-in capital of $294,623.

During the six months ended April 30, 2015 the Fund purchased 125,664 capital shares in the open market at a cost of $2,586,614. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the NYSE MKT Exchange was 14.58%. During the twelve months ended October 31, 2014 the Fund purchased 154,943 capital shares in the open market at a cost of $2,968,847. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the NYSE MKT Exchange was 16.32%.

Purchases and sales of investments, exclusive of corporate short-term notes, aggregated $23,311,245 and $26,136,745, respectively, for the six months ended April 30, 2015.

NOTE 4 - NEW ACCOUNTING PRONOUNCEMENT

On June 12, 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

NOTE 5 - OTHER MATTERS

On October 6, 2014 GT Advanced Technologies Inc. (GT) announced that the company had filed for bankruptcy court protection under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of New Hampshire. GT expects the court will authorize the company to continue to conduct business as usual while it devotes renewed efforts to resolve its current issues and develops a reorganization plan. GT and Apple have reached a settlement agreement under which GT will wind down its sapphire materials production in the company’s Mesa, AZ and Salem, MA locations. The company indicated that it will exit from the market as a producer of sapphire materials and will refocus its business as an equipment supplier, manufacturing and developing sapphire growth systems and processes. In addition to these sapphire businesses, GT also has photo voltaic and poly silicon solar segments.

On November 17, 2014 the Board of Trustees of the Fund adopted a new minimum distribution policy. Pursuant to the new minimum distribution policy, the Fund anticipates making a cumulative annual distribution at a rate equal to at least 5% of the Fund’s trailing 12-month average month-end market price. This amount may be adjusted from time to time depending on current market conditions and the projected performance of the Fund. The distribution policy will be subject to regular review by the Board of Trustees. There can be no assurance that the amount of the quarterly distributions will be maintained at levels implemented under the policy or that the new distribution policy will not be discontinued or substantially modified in the future. Implementation of the new minimum distribution policy is subject to completion of any regulatory requirements.

Distributions may consist of net investment income, net realized capital gains (although capital gains distributions, if any, will only be made once per year) and/or a return of capital for federal income tax purposes. The Form 1099-DIV that your broker or agent will make available to you by the IRS mailing deadline in 2016 will specify the taxability of our distributions, and will tell you how to report these distributions for federal income tax purposes.

NOTE 6 - SUBSEQUENT EVENTS

In preparing the financial statements as of April 30, 2015, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

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Board Approval of Advisory Contract

The independent trustees of the Fund renewed the advisory contract with Dinsmore Capital Management Co. in November 2014. The following are the material factors and conclusions that formed the basis for that approval.

The nature and extent of the advisory services provided by Dinsmore Capital - The Board of Trustees (the “Board”) of the Fund as a whole and the independent trustees separately as a group reviewed the services provided by Dinsmore Capital under the Advisory Agreement. The Board noted that under the Advisory Agreement, Dinsmore Capital supervised all aspects of the Fund’s operations including the investment and reinvestment of cash, securities or other properties comprising the Fund’s assets. In this regard, the Board noted that under the Advisory Agreement Dinsmore Capital is responsible, among other things, (a) to supervise all aspects of the operations of the Fund; (b) to obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or any industry or the Fund or any issuer of securities held or to be purchased by the Fund; (c) to determine which issuers and securities will be represented in the Fund’s investment portfolio and regularly to report thereon to the Board; (d) to place orders for the purchase and sale of securities for the Fund; (e) to take all appropriate actions regarding mergers, consolidations, elections, conversions, exchanges, etc. with respect to portfolio securities; and (f) to take, on behalf of the Fund, such other action as Dinsmore Capital deems to be necessary or appropriate in connection with the above. Based on such review, both the Board as a whole and the independent trustees separately as a group concluded that the range of services provided by Dinsmore Capital under the Advisory Agreement was appropriate and that Dinsmore Capital currently has been providing services in accordance with the terms of the Advisory Agreement.

The quality of services provided by Dinsmore Capital - In reviewing the qualifications of Dinsmore Capital to provide investment advisory services, both the Board as a whole and the independent trustees separately as a group reviewed the credentials and experience of Dinsmore Capital’s investment personnel who will continue to provide investment advisory services to the Fund, and considered Dinsmore Capital’s (i) portfolio and product review process, particularly its adherence to the Fund’s investment mandate, (ii) compliance function and its culture of compliance, (iii) use of technology, including the use, from time to time, of direct satellite links to issuer interviews and conferences, (iv) investment research operations (which involves meetings with issuers and analysts, attendance at investment seminars and visits to issuers, and the review of (a) financial newspapers, industry literature, publications and periodicals, (b) research materials prepared by others, (c) issuer annual reports and prospectuses, and (d) issuer press releases) and trading operations (which involves computerized execution of orders), and (v) focus on providing high quality services while keeping the Fund’s fees and expenses as low as possible. The Board as a whole and the independent trustees separately as a group also took into consideration the presentations made by Dinsmore Capital at prior Board meetings pertaining to its management of the Fund. Based on the review of these and other factors, both the Board as a whole and the independent trustees separately as a group determined and concluded that the quality of services provided by Dinsmore Capital has been exemplary, that Dinsmore Capital currently is providing services to the Fund in accordance with the terms of the Advisory Agreement, and that the independent trustees were confident that such services would continue in a similar fashion in 2015.

The performance of the Fund relative to comparable funds - Both the Board as a whole and the independent trustees separately as a group reviewed the performance of the Fund (at net asset value) during the past one, three, five and ten year periods ended August 31, 2014 against the performance of other closed-end and open-end funds investing in convertible securities and believed by management to be in the Fund’s peer group. The Chairman pointed out that some funds against which the Fund compared itself were of such a large size that they were required to make some investments in non-convertible securities (because of the limited size of the convertible securities market), which meant, in turn, that the comparison of such funds to the Fund was not perfect, particularly insofar as the Fund’s performance was compared with any fund which had invested heavily in

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Board Approval of Advisory Contract (continued)

equity securities since March 2009. Both the Board as a whole and the independent trustees separately as a group noted that the Fund’s performance was superior to that of the Advent Claymore Convertibles Securities Fund, one of the two funds which Dinsmore Capital believed were most similar to the Fund, for all time periods other than the five-year time period. The Board as a whole and the independent trustees separately as a group also noted that the Fund’s performance was superior to that of the Gabelli Convertible & Income Fund, the other fund which Dinsmore Capital believed was most similar to the Fund for the one- and five-year time periods, but was not as good relative to such fund for the three- and ten-year time periods. The Fund’s performance trailed the mean of 76 open-end convertible funds tracked by Lipper, Inc. for all time periods except the five-year time period. In particular, the Fund’s performance trailed that of the Vanguard Convertible Securities Fund, one of the largest convertible funds, for all time periods except the one-year time period. However, in evaluating the Fund’s performance against that of other funds, the Board as a whole and the independent trustees separately as a group took into account the fact that many of these competitors engage in leverage, which has increased their returns, but has done so with increased risk of loss. Because of this increased risk of loss, the Fund has traditionally not engaged in leverage. The Board as a whole and the independent trustees separately as a group also noted that the portfolio manager’s investment approach is to make equity investments utilizing convertible securities to provide a total return similar to that of equity securities, but with lower volatility and higher income. The Board as a whole and the independent trustees separately as a group believed the Fund’s performance was mixed but approximated median performance of other, comparable funds and, therefore, concluded that Fund performance was satisfactory.

The performance of the Fund relative to indices - Both the Board as a whole and the independent trustees separately as a group also reviewed the performance of the Fund (at net asset value) during the past one, three, five and ten year periods ended August 31, 2014 against the performance of the Bank of America Merrill Lynch All U.S. Convertibles Index (“VXA0”), the Bank of America Merrill Lynch Investment Grade Convertibles Index (“VXA1”), the Bank of America Merrill Lynch Speculative Grade Convertible Index, the Barclays Capital Convertible Index, the Barclays Balanced Profile Index, and the S&P 500® Index. The Board as a whole and the independent trustees separately as a group noted that the Fund’s performance was (on a GIPS format basis because the indices do not pay fees) superior to that of the Barclays Balanced Profile Index for all time periods and superior to that of the VXA1 for the five- and ten-year time periods, but lower than that of all other such indices for all other time periods. The Fund’s ten-year standard deviation was less than that of the S&P 500® Index and that of the Speculative Grade Convertibles Index, but exceeded that for other indices. Based on this review and taking into account all of the other factors that the Board as a whole and the independent trustees separately as a group considered in determining whether to renew the Advisory Agreement, the Board and the independent trustees concluded that performance relative to the indices was improved over that of the prior year and therefore satisfactory.

Meetings with the Fund’s portfolio manager and investment personnel - Both the Board as a whole and the independent trustees separately as a group noted that they meet regularly with the Fund’s portfolio manager and investment personnel, and believe that such individuals are extremely competent and able to carry out their responsibilities under the Advisory Agreement.

Overall performance of Dinsmore Capital - After considering the overall performance of Dinsmore Capital in providing investment advisory and administrative services to the Fund, both the Board as a whole and the independent trustees separately as a group concluded that such performance was satisfactory.

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Board Approval of Advisory Contract (continued)

Fees relative to those of clients of Dinsmore Capital with comparable investment strategies - Both the Board as a whole and the independent trustees separately as a group noted that the Fund and Ellsworth Fund Ltd. (the “Funds”) are the only clients of Dinsmore Capital, and that the advisory fee rates for the Funds are the same. Both the Board as a whole and the independent trustees separately as a group concluded that, because the fee rates are the same for both Funds, the current advisory fee rate of the Fund was fair as compared to the rate for Ellsworth Fund Ltd.

Fees relative to those of comparable funds with other advisors - After reviewing the advisory fee rate and expense ratio for the Fund against the advisory fee rates and expense ratios for funds advised by other advisers in the Fund’s comparison group, both the Board as a whole and the independent trustees separately as a group determined that the Fund’s expense ratio was significantly lower than that of the other funds in the comparison group, and below that of most other closed end funds. Accordingly, the Board concluded that the current advisory fee rate and other Fund fees and costs were fair and reasonable.

Expense limitations and fee waivers - Both the Board as a whole and the independent trustees separately as a group noted that, although there are no contractual expense limitations or fee waivers in effect for the Fund, Dinsmore Capital is very diligent in its efforts to keep expenses of the Fund as low as possible. The independent trustees also noted that the cost of compliance with regulatory initiatives was increasing. Both the Board as a whole and the independent trustees separately as a group concluded that the current level of expenses for the Fund was fair and reasonable.

Breakpoints and economies of scale - Both the Board and the independent trustees reviewed the structure of the Fund’s advisory fee under the Advisory Agreement, and noted that the fee includes one breakpoint for Fund assets of at least $100 million. Both the Board as a whole and the independent trustees separately as a group noted that the Fund’s assets were above the $100 million breakpoint. Both the Board as a whole and the independent trustees separately as a group concluded that the Fund’s fee levels under the Advisory Agreement, therefore, reflect economies of scale and that it was not necessary to implement any further changes to the structure of the advisory fee for the Fund.

Profitability of Dinsmore Capital - Both the Board and the independent trustees reviewed information con-cerning the profitability and financial condition of Dinsmore Capital. In particular, the Board reviewed Dinsmore Capital’s financial statements including its statement of income and retained earnings, statement of cash flows, and audited balance sheet. The Board also reviewed Dinsmore Capital’s costs in providing services to the Funds. The Board noted that currently Dinsmore Capital’s sole source of revenue was fees from the Funds for providing advisory and administrative services to the Funds. The Board as a whole and the independent trustees separately as a group noted that Dinsmore Capital’s operations were at approximately break even during its most recent five fiscal years, despite the severe market downturn. Some independent trustees expressed concern about whether Dinsmore Capital would be able to maintain its high level of services to the Funds unless it was able to increase assets under management in future years. As a result, the independent trustees reiterated their prior advice that Dinsmore Capital increase its efforts to grow its assets under management. Based on the review of the profitability of Dinsmore Capital and its financial condition, both the Board as a whole and the independent trustees separately as a group concluded that the profit being earned by Dinsmore Capital under the Advisory Agreement was fair and reasonable and not excessive.

Dinsmore Capital’s financial soundness in light of the Fund’s needs - Both the Board as a whole and the independent trustees separately as a group considered whether Dinsmore Capital is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement. After reviewing the materials

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Board Approval of Advisory Contract (continued)

submitted by the Adviser, they concluded that Dinsmore Capital had the financial ability to continue to provide the required level of services to the Fund under the Advisory Agreement.

Benefit of soft dollars to Dinsmore Capital - Both the Board and the independent trustees discussed the fact that there are no third-party soft dollar arrangements in effect with respect to the Fund. Both the Board and the independent trustees recognized that Dinsmore Capital does receive proprietary research from brokers with whom it executes portfolio transactions on behalf of the Fund. This research is used by Dinsmore Capital in making investment decisions for the Fund and for Ellsworth Fund Ltd. Both the Board and the independent trustees also considered representations made by Dinsmore Capital that portfolio transactions received best execution. Because such research ultimately benefits the Fund, the Board and the independent trustees concluded that it was appropriate to receive proprietary research.

Historical relationship between the Fund and Dinsmore Capital - In determining whether to continue the Advisory Agreement for the Fund, both the Board and the independent trustees also considered the prior relationship among Dinsmore Capital and the Fund, as well as the independent trustees’ knowledge of Dinsmore Capital’s operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. Both the Board and the independent trustees also reviewed the general nature of the non-investment advisory services currently performed by Dinsmore Capital, such as administrative services, and the fees received by Dinsmore Capital for performing such services. In addition to reviewing such services, both the Board and the independent trustees also considered the organizational structure employed by Dinsmore Capital to provide those services. Based on the review of these and other factors, both the Board and the independent trustees concluded that Dinsmore Capital was qualified to provide non-investment advisory services to the Fund, including administrative services, and that Dinsmore Capital currently is providing satisfactory non-investment advisory services to the Fund.

Other factors and current trends - Both the Board as a whole and the independent trustees separately as a group considered the culture of compliance and high ethical standards at Dinsmore Capital, and the efforts historically and currently undertaken by Dinsmore Capital to engage in best practices. Both the Board and the independent trustees noted Dinsmore Capital’s historical adherence to compliance procedures, as well as the Fund’s investment objectives, policies and restrictions. Both the Board as a whole and the independent trustees separately as a group concluded that this commitment to adhere to the highest ethical standards was an important factor in their determination that they should approve the continuance of the Advisory Agreement for the Fund.

After considering all of the foregoing factors and, based on informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to Dinsmore Capital under the Advisory Agreement is fair and reasonable. As a result, the Board concluded to renew the Advisory Agreement for an additional year.

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Miscellaneous Notes

Results of the 2015 Annual Shareholders Meeting

The Annual Meeting of Shareholders of the Fund was held on February 9, 2015. The results of the shareholder vote were:

1.	All persons nominated were elected:

Terms expiring in 2018	Shares voted for	Shares withheld
Kinchen C. Bizzell	4,381,180	107,867
Elizabeth C. Bogan, Ph.D.	4,379,036	110,011

2.	The Audit Committee’s appointment of Tait, Weller & Baker LLP as independent registered public accountants was ratified, as 4,413,103 shares voted for, 20,515 shares voted against and 55,429 shares abstained.

Notice of Privacy Policy

The Fund has adopted a privacy policy in order to protect the confidentiality of nonpublic personal information that we have about our shareholders. We receive personal information, such as the name, address and account balances of our shareholders, when transactions occur in Fund shares registered in their name.

We may disclose this information to companies that perform services for the Fund, such as the Fund’s transfer agent or proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We will not otherwise disclose any nonpublic personal information about our shareholders or former shareholders to anyone else, except as required by law.

Access to nonpublic information about our shareholders is restricted to our employees and service providers who need that information in order to provide services to them. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information.

For More Information About Portfolio Holdings

In addition to the annual and semi-annual reports that Bancroft delivers to shareholders and makes available through the Fund’s public website, the Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the Fund’s first and third fiscal quarters on Form N-Q. Bancroft does not deliver the schedule of portfolio holdings for the first and third fiscal quarters to shareholders, however, the schedules are available without charge, upon request, by calling (800) 914-1177 or at the Fund’s public website, www.bancroftfund.com. You may obtain the Form N-Q filings by accessing the SEC’s website at www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.

Proxy Voting Policies and Procedures / Proxy Voting Record

The Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities is available without charge, upon request, by calling (800) 914-1177, or at the Fund’s website at www.bancroftfund.com. This information is also available on the SEC’s website at www.sec.gov. In addition, information on how the Fund voted such proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge at the above sources.

The Fund is a member of the Closed-End Fund Association (CEFA), a non-profit national trade association (www.cefa.com). Thomas H. Dinsmore, Chairman and Chief Executive Officer of the Fund, is on its executive board.

Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future purchase beneficial shares of the Fund from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such shares.

Board of Trustees	Internet
Kinchen C. Bizzell, cfa	www.bancroftfund.com
Elizabeth C. Bogan, Ph.D.	email: info@bancroftfund.com
Thomas H. Dinsmore, cfa
Daniel D. Harding, cfa	Shareholder Services and Transfer Agent
Jane D. O’Keeffe	American Stock Transfer & Trust Company, LLC
Nicolas W. Platt	6201 15th Avenue
Brooklyn, NY 11219
(877) 208-9514
Officers	www.amstock.com

Thomas H. Dinsmore, cfa	Investment Adviser
Chairman of the Board	Dinsmore Capital Management Co.
and Chief Executive Officer	65 Madison Avenue, Suite 550
Morristown, NJ 07960
Jane D. O’keeffe	(973) 631-1177
President
Custodian of Securities
James A. Dinsmore, cfa	Brown Brothers Harriman & Co.
Executive Vice President
Beneficial Share Listing
Gary I. Levine	NYSE MKT Symbol: BCV
Executive Vice President, Chief Financial Officer and Secretary	NASDAQ Symbol for the Net Asset Value:
XBCVX
H. Tucker Lake, Jr.
Vice President
Legal Counsel
Germaine M. Ortiz	Ballard Spahr LLP
Vice President

Mercedes A. Pierre	Independent Registered Public Accounting Firm
Vice President and Chief Compliance Officer	Tait, Weller & Baker LLP

Judith M. Dougherty
Assistant Vice President and Assistant Secretary

Joann Venezia
Assistant Vice President

BANCROFT FUND LTD.

65 MADISON AVENUE, SUITE 550

MORRISTOWN, NEW JERSEY 07960

www.bancroftfund.com

ITEM 2.	CODE OF ETHICS.

Not applicable to this semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual report.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual report.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual report.

ITEM 6.	INVESTMENTS.

The Schedule of Investments in securities of unaffiliated issuers as of April 30, 2015 is included as part of the report to shareholders, filed under Item 1 of this Form N-CSR.

ITEM 7.        DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 8.          PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) Not applicable to this semi-annual report.

(b) There has been no change as of the date of filing in any of the portfolio managers identified in Bancroft Fund Ltd.’s (the “Fund”) most recent annual report on Form N-CSR.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, the following purchases were made by or on behalf of the Fund as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Fund’s equity securities registered by the Fund pursuant to Section 12 of the Exchange Act (15 U.S.C. 78l):

REGISTRANT PURCHASES OF EQUITY SECURITIES

			(c)	(d)
			Total number of	Maximum number
			shares	of shares that
	(a)	(b)	purchased as	may yet
	Total number of	Average price	part of publicly	be purchased
	shares	paid	announced	under the
Period	purchased	per share	plans or programs*	plans or programs*
November 1 through November 30, 2015	2,500	$20.32	2,500	364,460
December 1 through December 31, 2014	11,650	$20.11	11,650	352,810
January 1 through January 31, 2015	20,816	$20.02	20,816	331,994
February 1 through February 28, 2015	36,387	$20.47	36,387	295,607
March 1 through March 31, 2015	24,069	$20.64	24,069	271,538
April 1 through April 30, 2015	30,242	$21.20	30,242	241,296
Total	125,664	$20.46	125,664

*On November 19, 2014, the Board of Trustees approved a 3% share repurchase plan (the “Repurchase Plan”). On December 18, 2014 the Repurchase Plan was increased to 7%. Under the Repurchase Plan, the Fund may purchase, in the open market, up to 7% of its outstanding shares (up to 366,960 shares, based on shares of beneficial interest outstanding as of November 19, 2014).

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s board of trustees since those procedures were last disclosed in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)) or Item 10 of this Form N-CSR.

ITEM 11.	CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of May 29, 2015, an evaluation was performed under the supervision and with the participation of the officers of the Fund, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Fund’s disclosure controls and procedures, as defined in Rule 30a-3(c) (17 CFR 270.30a-3(c)) under the Investment Company Act of 1940, as amended (the “Act”). Based on that evaluation, as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)), the Fund’s officers, including the PEO and PFO, concluded that, as of May 29, 2015, the Fund’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission and (2) that material information relating to the Fund is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) The code of ethics disclosure required by Item 2 is not applicable to this semi-annual report.

(a)(2) Certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are attached hereto.

(a)(3) There were no written solicitations to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the Fund to ten or more persons.

(b) Certifications of the principal executive officer and the principal financial officer, as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bancroft Fund Ltd.

By:      /s/ Thomas H. Dinsmore

Thomas H. Dinsmore

Chairman of the Board and

Chief Executive Officer

(Principal Executive Officer)

Date:   June 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Thomas H. Dinsmore

Thomas H. Dinsmore

Chairman of the Board and

Chief Executive Officer

(Principal Executive Officer)

Date:   June 26, 2015

By:      /s/ Gary I. Levine

Gary I. Levine

Chief Financial Officer

(Principal Financial Officer)

Date:   June 26, 2015